SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________

FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 7, 2006
Date of Report (Date of earliest event reported)

BRITTON INTERNATIONAL INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 333-131348
(Commission File Number)

47-0926548
(IRS Employer Identification Number)

725 Kendall Lane, Boulder City, Nevada 89005
(Address of principal executive offices)

(702) 293-3613
(Issuer’s telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Miller and McCollom CPAs audited the consolidated financial statements of the registrant from August 1, 2003 to April 30, 2006. On August 7, 2006, Miller and McCollom resigned as our independent auditor. The board of directors of the registrant did not participate in Miller and McCollom’s decision to resign.

Miller and McCollom’s reports in each of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by the board of directors of the registrant.

There were no disagreements with the former accountant, on any matter of accounting principal or practices, financial statement disclosure, or auditing scope or procedure.

On August 7, 2006, the board of directors of the registrant approved the engagement of the firm of Schumacher & Associates Inc. CPAs as the registrant’s new principal accountant for the audit of its financial statements.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

The following Exhibits are attached to this Form 8-K:

Exhibit 16.1

Letter from Miller and McCollom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRITTON INTERNATIONAL INC.

By: /s/ Jacek Oscilowicz
      Jacek Oscilowicz, Chief Executive Officer
      Dated:  August 7, 2006